Exhibit 13.3

11/25/2020 Circle Internet Financial Inc. Mail - Closing Soon: Miso Robotics, Elly, & SeeMe

CIRCLE

Sarah Haas <sarah@seedinvest.com>

Closing Soon: Miso Robotics, Elly, & SeeMe

1 message

SeedInvest <newsletter@seedinvest.com>
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

Wed, Nov 25, 2020 at 11:48 AM

seedinvest

Weekly Deal Newsletter

Closing Soon






PHYSICIAN CLASS
Dr. John Healey
Getting The Most Out Of Your Consultations
2 min

Miso Robotics, Elly, & SeeMe Closing Next Friday, November 20th at 11:59pm ET

- **Miso Robotics** | Artificially intelligent robots making food efficiently and consistently
- **Elly** | The empathetic audio companion for people impacted by cancer
- **SeeMe** | Global platform connecting artists with art buyers

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351623380653121&simpl=msg-f%3A1684351623380653121 1/4

11/25/2020 Circle Internet Financial Inc. Mail - Closing Soon: Miso Robotics, Elly, & SeeMe

Next Friday, November 20th is the last day to invest in the deals above.

Now Accepting Reservations

- **Virtuix |** Developer of the Omni, an omni-directional treadmill allowing users to walk and run inside video games
- **Gatsby |** Options trading platform for a new generation of traders

---

Upcoming Webinars

- **Miso Robotics Final Webinar |** Tuesday, November 17th at 1pm ET
- **Elly Final Webinar |** Tuesday, November 17th at 4pm ET
- **Verdigris Final Webinar |** Wednesday, November 18th at 4pm ET
- **November Digital Demo Day |** Thursday, November 19th at 3pm ET
- **Techmetics Final Webinar |** Monday, November 23rd at 4pm ET
- **November Accredited Deal Digital Demo Day |** Tuesday, November 24th at 4pm ET

SeedInvest Promotions & Perks

- Gatsby I All investors who reserve shares and later purchase their reserved shares will receive the next tier up of perks. **Learn more**.
- Virtuix I All investors who reserve shares and later purchase their reserved shares will receive bonus perks based on their ultimate investment size. **Learn more**.
- Jassby I First 1,000 investors who also sign up for the Jassby Kids' Debit Card will see all fees waived with no minimum use for a full year. **Learn more.**

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351623380653121&simpl=msg-f%3A1684351623380653121 2/4

11/25/2020 Circle Internet Financial Inc. Mail - Closing Soon: Miso Robotics, Elly, & SeeMe

Don't Miss Out on Future Updates...

Want to keep receiving these emails? **Be sure to click the "Follow" button on any company's profile page that you are interested in.** This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward. Going forward, you will no longer receive individual updates from companies you are not actively following.

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Refer an Entrepreneur

Know an entrepreneur who would be a great fit to raise on SeedInvest? Refer an entrepreneur to the SeedInvest team here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351623380653121&simpl=msg-f%3A1684351623380653121 3/4

11/25/2020 Circle Internet Financial Inc. Mail - Closing Soon: Miso Robotics, Elly, & SeeMe

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest's selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.

Miso Robotics is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics

SeeMe, Elly, and Jassby are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: SeeMe: https://www.seedinvest.com/seeme, Elly: https://www.seedinvest.com/elly, Jassby: https://www.seedinvest.com/jassby

Virtuix, and Gatsby are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix, Gatsby: https://www.seedinvest.com/gatsby

Techmetics Robotics, and Verdigris are offering securities under Rule 506(b) of Regulation D through SI Securities. Additional information may be obtained from:: Techmetics Robotics: https://www.seedinvest.com/techmetics.robotics, Verdigris: https://www.seedinvest.com/verdigris

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351623380653121&simpl=msg-f%3A1684351623380653121 4/4

11/25/2020 Circle Internet Financial Inc. Mail - Closing Soon: Miso Robotics, Elly, & SeeMe

CIRCLE

Sarah Haas <sarah@seedinvest.com>

Closing Soon: Miso Robotics, Elly, & SeeMe

SeedInvest <newsletter@seedinvest.com>
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

Wed, Nov 25, 2020 at 11:48 AM

seedinvest

Weekly Deal Newsletter

Closing Soon






PHYSICIAN CLASS
Dr. John Healey
Getting The Most Out Of Your Consultations
2 min

Miso Robotics, Elly, & SeeMe Closing Next Friday, November 20th at 11:59pm ET

- **Miso Robotics** | Artificially intelligent robots making food efficiently and consistently
- **Elly** | The empathetic audio companion for people impacted by cancer
- **SeeMe** | Global platform connecting artists with art buyers

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permmsgid=msg-f%3A1684351678802730785&simpl=msg-f%3A1684351678802730785 1/4

11/25/2020 Circle Internet Financial Inc. Mail - Closing Soon: Miso Robotics, Elly, & SeeMe

Next Friday, November 20th is the last day to invest in the deals above.

Now Accepting Reservations

- **Virtuix |** Developer of the Omni, an omni-directional treadmill allowing users to walk and run inside video games
- **Gatsby |** Options trading platform for a new generation of traders

---

Upcoming Webinars

- **Miso Robotics Final Webinar |** Tuesday, November 17th at 1pm ET
- **Elly Final Webinar |** Tuesday, November 17th at 4pm ET
- **November Digital Demo Day |** Thursday, November 19th at 3pm ET

SeedInvest Promotions & Perks

- Gatsby I All investors who reserve shares and later purchase their reserved shares will receive the next tier up of perks. **Learn more**.
- Virtuix I All investors who reserve shares and later purchase their reserved shares will receive bonus perks based on their ultimate investment size. **Learn more**.
- Jassby I First 1,000 investors who also sign up for the Jassby Kids' Debit Card will see all fees waived with no minimum use for a full year. **Learn more.**

Don't Miss Out on Future Updates...

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permmsgid=msg-f%3A1684351678802730785&simpl=msg-f%3A1684351678802730785 2/4

11/25/2020 Circle Internet Financial Inc. Mail - Closing Soon: Miso Robotics, Elly, & SeeMe

Want to keep receiving these emails? **Be sure to click the "Follow" button on any company's profile page that you are interested in.** This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward. Going forward, you will no longer receive individual updates from companies you are not actively following.

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Refer an Entrepreneur

Know an entrepreneur who would be a great fit to raise on SeedInvest? Refer an entrepreneur to the SeedInvest team here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permmsgid=msg-f%3A1684351678802730785&simpl=msg-f%3A1684351678802730785 3/4

11/25/2020 Circle Internet Financial Inc. Mail - Closing Soon: Miso Robotics, Elly, & SeeMe

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest's selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.

Miso Robotics is offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics

Gatsby, and Virtuix are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Gatsby: https://www.seedinvest.com/gatsby, Virtuix: https://www.seedinvest.com/virtuix

Jassby, SeeMe, and Elly are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Jassby: https://www.seedinvest.com/jassby, SeeMe: https://www.seedinvest.com/seeme, Elly: https://www.seedinvest.com/elly

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permmsgid=msg-f%3A1684351678802730785&simpl=msg-f%3A1684351678802730785 4/4

11/25/2020 Circle Internet Financial Inc. Mail - Last Day to Invest in SeedInvest's Most Funded Live Deal - Miso Robotics

CIRCLE

Sarah Haas <sarah@seedinvest.com>

Last Day to Invest in SeedInvest's Most Funded Live Deal - Miso Robotics

1 message

SeedInvest <newsletter@seedinvest.com>
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

Wed, Nov 25, 2020 at 11:45 AM

seedinvest

Weekly Deal Newsletter

Reg A+ Closing Tonight



Miso Robotics, the most funded deal currently on SeedInvest, surpasses $15M and closing tonight at 11:59pm ET

Miso Robotics is developing artificially intelligent robots making food efficiently and consistently. The company has surpassed $15M raised from 6K investors, making it the most funded deal currently on SeedInvest. Since the start of the raise, the company entered into an agreement with White Castle, America's first fast food chain, to pilot and undertake a beta rollout of Flippy for White Castle's North American restaurants.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351494330552193&simpl=msg-f%3A1684351494330552193 1/5

The campaign will end tonight, November 20th, at 11:59pm ET - this is the last chance to invest. INVEST IN MISO Reg CF Closing Tonight Elly | Empathetic audio companion for cancer patients Elly is a smart and empathetic audio companion for patients living with a chronic disease, with an initial focus on cancer. Today, November 20th, is the last day to invest. To do so, you must complete the online process by 11:59pm ET tonight. INVEST IN ELLY

11/25/2020 Circle Internet Financial Inc. Mail - Last Day to Invest in SeedInvest's Most Funded Live Deal - Miso Robotics

Closing Soon

- **Verdigris |** Responsive energy intelligence platform for commercial & industrial buildings
- **Techmetics Robotics |** End-to-end robotics solutions for hospitality, healthcare and manufacturing

Upcoming Webinars

- **Techmetics Robotics Final Webinar |** Monday, November 23rd at 4pm ET
- **November Accredited Deal Digital Demo Day |** Tuesday, November 24th at 4pm ET
- **December Reg A+ Webinar |** Thursday, December 3rd at 4pm ET

SeedInvest Promotions & Perks

- Gatsby I All investors who reserve shares and later purchase their reserved shares will receive the next tier up of perks. **Learn more**.
- Virtuix I Investors that invest early after SEC qualification will receive bonus perks based on their ultimate investment size. **Learn more**.
- Jassby I First 1,000 investors who also sign up for the Jassby Kids' Debit Card will see all fees waived with no minimum use for a full year. **Learn more.**

Don't Miss Out on Future Updates...

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351494330552193&simpl=msg-f%3A1684351494330552193 3/5

11/25/2020 Circle Internet Financial Inc. Mail - Last Day to Invest in SeedInvest's Most Funded Live Deal - Miso Robotics

Want to keep receiving these emails? Be sure to click the "Follow" button on any company's profile page that you are interested in. This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward.

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

Refer an Entrepreneur

Know an entrepreneur who would be a great fit to raise on SeedInvest? Refer an entrepreneur to the SeedInvest team here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351494330552193&simpl=msg-f%3A1684351494330552193 4/5

11/25/2020 Circle Internet Financial Inc. Mail - Last Day to Invest in SeedInvest's Most Funded Live Deal - Miso Robotics

note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest's selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.

Miso Robotics, and Gatsby are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics, Gatsby: https://www.seedinvest.com/gatsby

Elly, and Jassby are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Elly: https://www.seedinvest.com/elly, Jassby: https://www.seedinvest.com/jassby

Verdigris, and Techmetics Robotics are offering securities under Rule 506(b) of Regulation D through SI Securities. Additional information may be obtained from:: Verdigris: https://www.seedinvest.com/verdigris, Techmetics Robotics: https://www.seedinvest.com/techmetics.robotics

Virtuix is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix

Copyright © 2020 Circle Internet Financial Limited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351494330552193&simpl=msg-f%3A1684351494330552193 5/5

11/25/2020 Circle Internet Financial Inc. Mail - Last Day to Invest in SeedInvest's Most Funded Live Deal - Miso Robotics

CIRCLE

Sarah Haas <sarah@seedinvest.com>

Last Day to Invest in SeedInvest's Most Funded Live Deal - Miso Robotics

SeedInvest <newsletter@seedinvest.com>
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

Wed, Nov 25, 2020 at 11:46 AM

seedinvest

Weekly Deal Newsletter

Reg A+ Closing Tonight



Miso Robotics, the most funded deal currently on SeedInvest, surpasses $15M and closing tonight at 11:59pm ET

Miso Robotics is developing artificially intelligent robots making food efficiently and consistently. The company has surpassed $15M raised from 6K investors, making it the most funded deal currently on SeedInvest. Since the start of the raise, the company entered into an agreement with White Castle, America's first fast food chain, to pilot and undertake a beta rollout of Flippy for White Castle's North American restaurants.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permmsgid=msg-f%3A1684351551177123354&simpl=msg-f%3A1684351551177123354 1/5

The campaign will end tonight, November 20th, at 11:59pm ET - this is the last chance to invest. INVEST IN MISO Reg CF Closing Tonight Elly | Empathetic audio companion for cancer patients Elly is a smart and empathetic audio companion for patients living with a chronic disease, with an initial focus on cancer. Today, November 20th, is the last day to invest. To do so, you must complete the online process by 11:59pm ET tonight. INVEST IN ELLY

11/25/2020 Circle Internet Financial Inc. Mail - Last Day to Invest in SeedInvest's Most Funded Live Deal - Miso Robotics

Upcoming Webinar

December Reg A+ Webinar | Thursday, December 3rd at 4pm ET

SeedInvest Promotions & Perks

- Gatsby | All investors who reserve shares and later purchase their reserved shares will receive the next tier up of perks. **Learn more**.
- Virtuix | Investors that invest early after SEC qualification will receive bonus perks based on their ultimate investment size. **Learn more**.
- Jassby | First 1,000 investors who also sign up for the Jassby Kids' Debit Card will see all fees waived with no minimum use for a full year. **Learn more.**

Don't Miss Out on Future Updates...

Want to keep receiving these emails? Be sure to click the "Follow" button on any company's profile page that you are interested in. This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward.

SeedInvest Auto Invest

Looking for an easier way to build your startup portfolio? SeedInvest Auto Invest does just that by allowing you to build a portfolio of 5-25 highly-vetted, early-stage startups with investment minimums as low as $200 per company. Auto Invest investors can opt out at any time. Learn more here.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permmsgid=msg-f%3A1684351551177123354&simpl=msg-f%3A1684351551177123354 3/5

11/25/2020 Circle Internet Financial Inc. Mail - Last Day to Invest in SeedInvest's Most Funded Live Deal - Miso Robotics

Refer an Entrepreneur

Know an entrepreneur who would be a great fit to raise on SeedInvest? Refer an entrepreneur to the SeedInvest team here.

Browse all deals. Learn more about all of our investment opportunities.

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

SeedInvest's selection criteria does not suggest higher quality investment opportunities nor does it imply that investors will generate positive returns in investment opportunities on SeedInvest. Learn more about due diligence in the SeedInvest Academy and our vetting process in our FAQs.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Certain accredited investors will still receive custom deal outreach based on their noted investor preferences.

Elly, and Jassby are offering securities under Regulation CF and Rule 506(c) of Regulation D through SI Securities, LLC ("SI Securities"). The Company has filed a Form C with the Securities and Exchange Commission in connection with its offering, a copy of which may be obtained at: Elly: https://www.seedinvest.com/elly, Jassby: https://www.seedinvest.com/jassby

Miso Robotics, and Gatsby are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics, Gatsby: https://www.seedinvest.com/gatsby

Virtuix is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permmsgid=msg-f%3A1684351551177123354&simpl=msg-f%3A1684351551177123354 4/5 obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualiﬁed by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been ﬁled with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

11/25/2020 Circle Internet Financial Inc. Mail - NASDAQ Features Virtuix Plus Campaign Surpasses $4.5M Reserved

CIRCLE

Sarah Haas <sarah@seedinvest.com>

NASDAQ Features Virtuix Plus Campaign Surpasses $4.5M Reserved

1 message

SeedInvest <contactus@seedinvest.com> Wed, Nov 25, 2020 at 11:43 AM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Company Update


omni one

Virtuix, largest reservations campaign in SeedInvest history, surpasses $4.5M in reservations & featured in NASDAQ article

We are excited to announce that Virtuix has surpassed $4.5M reserved - this is the largest reservations campaign in SeedInvest history.

The company was also recently featured in a NASDAQ article that discusses the $9.3B VR market, companies like Facebook and Sony that are investing in the space, and the SeedInvest campaign. "Even with VR headsets, the gaming platform has generally been dominated by flat, two-dimensional experiences. With Virtuix, gamers finally have the immersive experience they've been longing for."

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351348871403238&simpl=msg-f%3A1684351348871403238 1/3

11/25/2020 Circle Internet Financial Inc. Mail - NASDAQ Features Virtuix Plus Campaign Surpasses $4.5M Reserved

By confirming a reservation, you have the opportunity to purchase shares ahead of the company's public launch after it receives SEC qualification. Additionally, all investors who reserve shares and purchase their reserved shares will receive bonus perks starting at $1,000. A reservation is non-binding and you may cancel at any time.

RESERVE SHARES

What is Virtuix?

Virtuix is the creator of Omni, an omni-directional treadmill allowing users to walk and run inside popular games and virtual worlds. The company has raised over $20M in capital to date from Mark Cuban, 12 venture funds including Maveron and Scout Ventures, and four previous successful SeedInvest rounds.

Don't Miss Out on Future Updates...

Be sure to click the "Follow" button on any company's profile page that you are interested in. This will ensure you receive business updates, campaign reminders, and webinar alerts during the campaign going forward.

Questions? **Email us.** We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving emails regarding virtuix, unsubscribe here.

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If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment conﬁrmation emails and all other transactional emails related to activities on your account. It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment. Virtuix is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualiﬁcation of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualiﬁed by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been ﬁled with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

11/25/2020 Circle Internet Financial Inc. Mail - Reg A Rundown | 5 Days Left to Invest in Miso & Gatsby Reservations Ending

CIRCLE Sarah Haas <sarah@seedinvest.com>

Reg A Rundown | 5 Days Left to Invest in Miso & Gatsby Reservations Ending

1 message

SeedInvest <newsletter@seedinvest.com> Wed, Nov 25, 2020 at 11:38 AM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Reg A+ Rundown

Hi Sarah,

Miso Robotics, the most raised deal currently on SeedInvest, will be ending its fundraise this upcoming Friday, November 20th. In addition, **Gatsby's** reservation campaign is closing soon. Read on for more updates.

Closing This Week

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351036330843769&simpl=msg-f%3A1684351036330843769 1/8

11/25/2020 Circle Internet Financial Inc. Mail - Reg A Rundown | 5 Days Left to Invest in Miso & Gatsby Reservations Ending



5 days left to invest in Miso Robotics, SeedInvest's most raised live deal

Miso Robotics is developing artificially intelligent robots to make food efficiently and consistently. The company has raised over $11.7M of its Series C round from over 5,033 investors and is currently the company with the most investments on SeedInvest.

Most recently, White Castle expanded its partnership with Miso Robotics, adding 10 new restaurant locations. Read all campaign updates to date **here**.

The last day to invest is this Friday, November 20th.

INVEST

Reservations Closing Soon

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351036330843769&simpl=msg-f%3A1684351036330843769 2/8

Gatsby | Options trading platform for a new generation of traders Gatsby is developing a trading platform for a new generation of traders with its simple, social, and gamiﬁed options trading app. The company has raised $3M+ to date from leading investors including Barclays, Techstars, Rosecliff Ventures, SWS Ventures, Irish Angels, and Plug & Play Ventures. By conﬁrming a reservation, you will have the opportunity to purchase shares ahead of the company's public launch after it receives SEC qualiﬁcation. A reservation is non-binding and you may cancel at any time. The company is offering exclusive bonus perks to investors that reserve shares. RESERVE SHARES Investor Spotlight

Why Tim Brien, investing executive with 30 years of experience, joined Good Earth Organics Good Earth Organics (GEO), manufacturer and seller of premium organic soil optimized for cannabis, has assembled a team of both experienced cannabis growers and experienced business executives, one being Tim Brien. Tim invested in the company in 2018 and currently serves as Co-Chairman, advising on the strategic vision for the company. Tim has been investing in private companies for over 30 years, and previously made investments on behalf of Bear Stearns. During his tenure at Clipper Group, he invested in David’s Bridal when it had fewer than 50 stores. Tim graduated with a B.S. degree in English and Economics from Stanford University and a MBA from Harvard Business School. “I invested in GEO because it is growing, and has begun to take its proven, authentic products to the national market. Good Earth Organics represents an opportunity. The organic soil market is large, growing, and fragmented - there is white space that can be captured in this market.” LEARN MORE

11/25/2020 Circle Internet Financial Inc. Mail - Reg A Rundown | 5 Days Left to Invest in Miso & Gatsby Reservations Ending

Business Updates

Gatsby surpasses $50M of transactions on the platform

This past October was a new record for the options market - over 583M calls and puts were traded in the U.S., representing a 48% YoY industry growth. Gatsby is pleased to announce it recently crossed 200K contracts traded on the platform since launching last December, representing more than $50M of transactions.

Learn More

Caliber's opportunity zone fund could aid in COVID-19 recovery

As the COVID-19 pandemic has disproportionately impacted low-income communities, the White House believes qualified opportunity zones (QOZs) could be an important component for economic recovery. Caliber has already established a Tax Advantaged Opportunity Zone fund, designed to acquire, redevelop, and manage a portfolio of diversified commercial properties located in federally designated QOZs.

Learn More

GROUNDFLOOR releases new product offering for experienced borrowers

GROUNDFLOOR recently launched Loan 100, a new and competitive financing option available to the company's most experienced borrowers. This product provides high leverage financing to qualified borrowers, giving them more cash in hand to devote to the project itself. In turn, this will provide investors with more investment and diversification options.

Learn More

NASDAQ features Cytonics & Virtuix

NASDAQ.com, a market intelligence platform providing investors with insight into the public and private capital markets, recently featured Cytonics & Virtuix.

- Cytonics' feature details the company's lead drug candidate (CYT-108) for treating osteoarthritis and how it could potentially treat COVID-19 symptoms. Specifically, the author also discusses the recent hiccups of COVID-19 vaccine

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351036330843769&simpl=msg-f%3A1684351036330843769 5/8

11/25/2020 Circle Internet Financial Inc. Mail - Reg A Rundown | 5 Days Left to Invest in Miso & Gatsby Reservations Ending

trials, CYT-108's comparison to remdesivir, and Cytonics' fundraise on SeedInvest. **Learn More**

- The Virtuix article discusses the $9.3B VR market and companies like Facebook and Sony that are investing in the space. "Even with VR headsets, the gaming platform has generally been dominated by flat, two-dimensional experiences. With Virtuix, gamers finally have the immersive experience they've been longing for." **Learn More**

Reservation Investor Perks

- **Gatsby** I All investors who reserve shares and later purchase their reserved shares will receive bonus perks. Learn more.
- **Virtuix** I All investors who reserve shares and later purchase their reserved shares will receive bonus perks based on their ultimate investment size. Learn more.

Upcoming Webinars

- **Miso Robotics Final Webinar |** Tuesday, November 17th at 1pm ET
- **Reg A Monthly Webinar |** Thursday, December 3rd at 4pm ET

Introducing the "Follow" Button

Interested in never missing an update on a company? Log into your account and click the "Follow" button on a company's profile page to receive business updates, campaign reminders, and webinar alerts during the campaign. You can also select

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351036330843769&simpl=msg-f%3A1684351036330843769 6/8

11/25/2020 Circle Internet Financial Inc. Mail - Reg A Rundown | 5 Days Left to Invest in Miso & Gatsby Reservations Ending

multiple deals to follow at once by logging in, navigating to User Settings, and then clicking Communication.

More About Reg A+

On June 19, 2015, three years after the JOBS Act was signed, Title IV (Regulation A+) of the JOBS Act went into effect, allowing private early-stage companies to raise money from all Americans. Reg A+ is a type of offering which allows private companies to raise up to $50M from the public. Companies looking to raise capital via Reg A+ first must file with the SEC and get qualification before launching their offering.

Reg A+ raises enable companies to grow and galvanize their communities, allowing them to cultivate a group of loyal customers / investors, with clear benefits*:

- Stock owners spend an average of 54% more than non-stock owners
- Investors visit the company website 68% more frequently
- Customers who own shares refer 2x as many people, increasing virality

SeedInvest recently closed its largest round ever when NowRx raised its $20M Series B round via Regulation A+.

Questions? **Email us.** We're happy to help.

You are receiving this newsletter because you are a registered user on SeedInvest. If you would like to stop receiving the weekly newsletter, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351036330843769&simpl=msg-f%3A1684351036330843769 7/8

*Data referenced is current as of 2016. It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment. Miso Robotics, Groundﬂoor, Caliber, Cytonics, and The Good Earth Organics, Inc. are offering securities through the use of an Offering Statement that has been qualiﬁed by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Miso Robotics: https://www.seedinvest.com/miso.robotics, Groundﬂoor: https://www.seedinvest.com/groundfloor, Caliber: https://www.seedinvest.com/calibercos, Cytonics: https://www.seedinvest.com/cytonics, The Good Earth Organics, Inc.: https://www.seedinvest.com/goodearthorganics Gatsby, and Virtuix are accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualiﬁcation of the offering statement by the Securities and Exchange Commission (the “Commission”) and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualiﬁed by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been ﬁled with the Commission, a copy of which may be obtained from Gatsby: https://www.seedinvest.com/gatsby, Virtuix: https://www.seedinvest.com/virtuix Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notiﬁed that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any ﬁnancial product. Investments are offered only via deﬁnitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an afﬁliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

11/25/2020 Circle Internet Financial Inc Mail - This Week's Milestones: Virtuix Surpasses $7M Reserved & Verdigris Closing Friday

CIRCLE

Sarah Haas <sarah@seedinvest.com>

This Week's Milestones: Virtuix Surpasses $7M Reserved & Verdigris Closing Friday

1 message

SeedInvest <deals@seedinvest.com> Wed, Nov 25, 2020 at 11:44 AM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Campaign Milestones

Hi Sarah,

A number of our deals reached new milestones this week. Check them out below:

- **Verdigris** surpassed $6.6M raised and is closing this Friday, November 27th. Verdigris is a responsive energy intelligence platform for commercial and industrial buildings.
- **Virtuix** surpassed $7M in reservations, making it the largest reservations campaign in SeedInvest history. Virtuix is the creator of Omni, an omni-directional treadmill allowing users to walk and run inside popular games and virtual worlds.
- **Good Earth Organics** surpassed $500K raised and is now successfully funded towards its minimum funding target. Good Earth Organics produces premium certified organic potting soils and nutrients for toxin-free cannabis and hemp plants.
- **LimeLoop** surpassed $300K raised, is successfully funded towards its target funding minimum, and is closing next Friday, December 4th. LimeLoop is providing an IOT solution for sustainable shipping logistics with a reusable shipper and engagement sensor.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351430457939619&simpl=msg-f%3A1684351430457939619 1/2

11/25/2020 Circle Internet Financial Inc. Mail - This Week's Milestones: Virtuix Surpasses $7M Reserved & Verdigris Closing Friday

Questions? Email us. We're happy to help.

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving weekly highlight emails, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

Virtuix, and The Good Earth Organics, Inc. are offering securities through the use of an Offering Statement that has been qualified by the Securities and Exchange Commission under Tier II of Regulation A. A copy of the Final Offering Circular that forms a part of the Offering Statement may be obtained from: Virtuix: https://www.seedinvest.com/virtuix, The Good Earth Organics, Inc.: https://www.seedinvest.com/goodearthorganics

Verdigris is offering securities under Rule 506(b) of Regulation D through SI Securities. Additional information may be obtained from:: Verdigris: https://www.seedinvest.com/verdigris

LimeLoop is offering securities under Rule 506(c) of Regulation D through SI Securities. Additional information may be obtained from: LimeLoop: https://www.seedinvest.com/limeloop

Copyright © 2020 Circle Internet Financial Limited (“Circle”), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by SI Securities, LLC dba SeedInvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351430457939619&simpl=msg-f%3A1684351430457939619 2/2

11/25/2020 Circle Internet Financial Inc. Mail - Virtuix, Largest Reservation Campaign on SeedInvest, Surpasses $6.5M

CIRCLE

Sarah Haas <sarah@seedinvest.com>

Virtuix, Largest Reservation Campaign on SeedInvest, Surpasses $6.5M

1 message

SeedInvest <contactus@seedinvest.com> Wed, Nov 25, 2020 at 11:41 AM
Reply-To: contactus@seedinvest.com
To: sarah@seedinvest.com

seedinvest

Accepting Reservations


Omni
By Virtuix
STEP INTO
THE GAME

Virtuix, largest reservations campaign in SeedInvest history, surpasses $6.5M in reservations & offering early perks

We are excited to announce that Virtuix has surpassed $6.5M reserved - this is the largest reservations campaign in SeedInvest history.

Virtuix is the creator of Omni, an omni-directional treadmill allowing users to walk and run inside popular games and virtual worlds. The company has raised over $20M in capital to date from Mark Cuban, 12 venture funds including Maveron and Scout Ventures, and four previous successful SeedInvest rounds.

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351185750936097&simpl=msg-f%3A1684351185750936097 1/3

11/25/2020 Circle Internet Financial Inc. Mail - Virtuix, Largest Reservation Campaign on SeedInvest, Surpasses $6.5M

By confirming a reservation, you have the opportunity to purchase shares ahead of the company's public launch after it receives SEC qualification. A reservation is non-binding and you may cancel at any time. **Additionally, the company is offering early-bird bonus perks such as the below.**

- 40% discount to the Omni One system (you can transfer this discount as a gift card to friends or family)
- Free Omni One system
- Free Omni One games of your choice
- One year of Omni Online, Omni One's monthly subscription for online gameplay
- Trip for two to Austin, Texas that includes air travel, accommodations, and more

Investors will receive bonus perks based on the size of their ultimate investment amount - perks start at $1,000.

LEARN MORE & RESERVE SHARES

You are receiving this email because you are a registered user on SeedInvest. If you would like to stop receiving emails regarding virtuix, unsubscribe here.

If you would like to stop receiving all SeedInvest marketing emails, including deal introductions, newsletters, event invitations, and new product announcements, please unsubscribe here. Please note you will still receive investment confirmation emails and all other transactional emails related to activities on your account.

It is advised that you consult a tax professional to fully understand any potential tax implications of receiving investor perks before making an investment.

Virtuix is accepting reservations for an Offering under Tier II of Regulation A. No money or other consideration is being solicited, and if sent in response, it will not be accepted. No sales of securities will be made or commitment to purchase accepted until qualification of the offering statement by the Securities and Exchange Commission (the "Commission") and approval of any other required government or regulatory agency. A reservation is non-binding and involves no obligation or commitment of any kind. No offer to buy securities can be accepted and no part of the purchase price can be received without an Offering Statement that has been qualified by the Commission. A Preliminary Offering Circular that forms a part of the Offering Statement has been filed with the Commission, a copy of which may be obtained from Virtuix: https://www.seedinvest.com/virtuix

https://mail.google.com/mail/u/0?ik=9f051522a2&view=pt&search=all&permthid=thread-f%3A1684351185750936097&simpl=msg-f%3A1684351185750936097 2/3

11/ 25/2020 Circle Internet Financial Inc. Mail-Virtuix, Largest Reservation Campaign on Seedinvest, Surpasses $6.5M Copyright© 2020 Circle Internet Financial Umited ("Circle"), All rights reserved. This communication is intended solely for the use of the individual(s) to whom it was intended to be addressed. If you are not the intended recipient of this message you are hereby notified that any review, dissemination, distribution or copying of this message is strictly prohibited. This communication is for information purposes only and should not be regarded as a recommendation of, or an offer to sell or as a solicitation of an offer to buy, any financial product. Investments are offered only via definitive transaction documents and any potential investor should read such documents carefully, including all risks, before investing. Startup investments involve a high degree of risk and those investors who cannot hold an investment for the long term (at least 5-7 years) or afford to lose their entire investment should not invest in startups. All securities-related activity is conducted by Sl Securities, LLC dba Seedlnvest, an affiliate of Circle, and a registered broker-dealer, and member FINRA/SIPC, located at 61 Broadway, Suite 1705, New York, NY 10006. To learn more about investing in startups and its risks visit www.seedinvest.com/academy. h ttps:l/ mail.google.com / mail/u/O?ik=9f05152 2a2&view= pt&search=all&perm thid=thread-f%3A1684351185750936097&simp l=m sg-f%3A1684351185750936097 3/3